2. SHAREHOLDER VOTES. During the year ended December 31, 2013, the following actions were taken by the shareholders of certain of the
Portfolios:

SPECIAL MEETING OF THE SHAREHOLDERS AUGUST 2, 2013

A special meeting of shareholders of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio (f/k/a The Small Capitalization Equity Portfolio), The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (f/k/a The Institutional Small Capitalization Equity Portfolio),
The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio was held on August 2, 2013.
At the August 2, 2013 meeting, shareholders of The Value Equity Portfolio,
The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio,
The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio approved an amendment to the portfolio management agreements between the Trust and Mellon Capital Management Corporation ("Mellon"). Additionally, shareholders of The Small Capitalization-Mid Capitalization Equity Portfolio and The Institutional Small Capitalization-Mid Capitalization Equity Portfolio approved an amendment to the portfolio management agreements between the Trust and Ariel Investments, LLC ("Ariel"). The results of the August 2, 2013 meeting are presented below:

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Value Equity
Equity
Portfolio           45,609,481   43,875,025   96.197%     43,871,848     96.19%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Instituional
Value Equity
Portfolio           64,323,100   37,982,568   59.049%     37,982,568     59.049%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust,on behalf of The Growth Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Growth
Equity
Portfolio           43,528,666   41,777,612   95.977%     41,744,857     95,971%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Institutional
Growth Equity
Portfolio           76,298,305   45,127,002   59.145%     45,127,002     59.145%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Small Capitalization-Mid Capitalization Equity Portfolio, and Mellon Capital Management Corporation

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Small Cap-Mid
Cap Equity
Portfolio           6,594,561    6,365,300    96.523%     6,365,300      96.523%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Inst'l Small
Cap-Mid Cap Equity
Portfolio           10,381,914   5,655,471    54.474%     5,655,471      54.474%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Real Estate
Securities
Portfolio           18.416       0.00         0.00%       0.00           0.00%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Commodity
Returns Strategy
Portfolio           92,440,586   67,165,153   75.657%     67,165,153     72.657%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The International Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The International
Equity
Portfolio           122,313,704  117,196,855  95.816%     117,189,971    95.811%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Institutional
International
Equity Portfolio    223,979,121  145,316,628  64.879%     145,316,628    64.879%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Emerging
Markets
Portfolio           61,743,381   46,393,379   75.139%     46,393,379     75.139%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Small Capitalization-Mid Capitalization Equity Portfolio, and Ariel Investments, LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Small Cap-Mid
Cap Equity
Portfolio           6,594,561    6,365,300    96.523%     6,365,300      96.523%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, and Ariel Investments, LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Inst'l Small
Cap-Mid Cap Equity
Portfolio           10,381,914   5,655,471    54.474%     5,655,471      54.474%
--------------------------------------------------------------------------------

SPECIAL MEETING OF THE SHAREHOLDERS SEPTEMBER 30, 2013

A special meeting of shareholders of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio (f/k/a The Small Capitalization Equity Portfolio), The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (f/k/a The Institutional Small Capitalization Equity Portfolio), The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio was held on September 30, 2013. At the September 30, 2013 meeting, shareholders of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio (f/k/a The Small Capitalization Equity Portfolio), The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (f/k/a The Institutional Small Capitalization Equity Portfolio), The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio
 and The Emerging Markets Portfolio approved an amendment to the portfolio management agreements between the Trust and Cadence Capital Management LLC ("Cadence").

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Value
Equity
Portfolio           44,696,830   42,834,535   95.833%     42,834,535     95.833%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Institutional
Value Equity
Portfolio           62,991,338   37,218,769   59.085%     37,218,769     59.085%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Growth
Equity
Portfolio           43,335,579   41,395,490   95.523%     41,395,490     95.523%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Institutional
Growth Equity
Portfolio           75,122,024   44,378,602   59.075%     44,378,602     59.075%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Small Capitalization-Mid Capitalization Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Small Cap-Mid
Cap Equity
Portfolio           6,522,539    6,238,643    95.647%     6,238,643      95.647%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Inst'l Small
Cap-Mid Cap Equity
Portfolio           10,363,782   5,744,036    55.424%     5,705,647      55.054%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Real Estate
Securities
Portfolio           18.416       18.000       97.741%     18.000         97.741%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Commodity
Returns Strategy
Portfolio           93,977,161   64,035,471   68.139%     63,996,616     68.098%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The International Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The International
Equity
Portfolio           122,797,203  116,791,847  95.109%     116,791,847    95.109%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Institutional
International
Portfolio           224,338,585  123,394,599  55.003%     123,107,806    54.876%
--------------------------------------------------------------------------------

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Cadence Capital Management LLC.

--------------------------------------------------------------------------------
                                                                         % of
                    Record                                               Votes
                    Date         Shares       % of Total                 in
Portfolio           Shares       Voted        Shares      For Proposal   Favor
--------------------------------------------------------------------------------
The Emerging
Markets
Portfolio           63,755,981   45,918,472   72.022%     45,860,278     71.931%
--------------------------------------------------------------------------------